                        SUBLEASE CANCELLATION AGREEMENT
                        -------------------------------

        WHEREAS, on the 23rd day of August, 1988, a certain Lease (the "Lease") was entered into by and between Rouse & Associates - 335 Phoenixville Pike Limited Partnership ("Landlord") and Zynaxis Cell Science Inc. ("Tenant") for a portion of a building located at 371 Phoenixville Pike, Malvern, PA 19355 (the "Premises") and, thereafter, PMRA III, a California Group Trust, c/o PMRA Realty Advisors, a California corporation, 800 Newport Center Drive, Suite 300, Newport Beach, CA 92660 succeeded to the title and interest in the Premises by Deed from Rouse & Associates on May 2, 1989. The Lease was amended December 1, 1992.

        WHEREAS, Zynaxis, Inc., successor to Zynaxis Cell Science, Inc. ("Sublandlord") by that certain Sublease dated the 15th day of May 1995 by and between Sublandlord and Adolor Corporation, a Delaware corporation, (the "Subtenant"), as amended effective February 1, 1996 sublet a portion of the Premises to Subtenant to wit, 5,311 square feet located in the Premises as shown on Exhibit "B" (the "Subpremises"); said Sublease extending for a term of 3 years from May 1, 1995.

        WHEREAS, it is the desire of the Sublandlord and Subtenant herein to cancel and release said Sublease.

        NOW THEREFORE, in consideration of the Sublandlord discharging the Subtenant (as Sublandlord hereby does) from all of the covenants and obligations contained therein, the said Subtenant does hereby release and surrender all of its right, title and interest in and to the above described Sublease and Subpremises, effective upon the date Adolor's new Lease with PMRA commences, and the said Sublandlord, does hereby accept said release and surrender and hereby consents and agrees to the cancellation of said Sublease as of such date, such that Subtenant is and shall be forever released from any and all liability accruing under the Sublease from and after said date. The parties hereby acknowledge that all parties have fully performed their respective obligations under the Sublease through the date of termination thereof and that, subject to a final proration for Rent as of the Termination Date, the parties have no further obligation to each other under the Sublease.

        Sublandlord shall return Subtenant's security deposit in the amount of $11,129 upon execution of this Sublease Cancellation Agreement.

     IN WITNESS WHEREOF, the said Sublandlord and Subtenant have hereunto executed this Sublease Cancellation Agreement this 20th day of November, 1996.

     SUBLANDLORD:                                 SUBTENANT:

     [SIGNATURE APPEARS HERE]                     [SIGNATURE APPEARS HERE]
     -------------------------                    --------------------------


     PMRA III, c/o PMRA Realty Advisors, Inc. owner of the Premises hereby consents to and approves the cancellation of the Sublease Agreement dated the 20th day of November, 1996, between Zynaxis, Inc. as Sublandlord, and Adolor, Inc., as Subtenant, covering the Subpremises as described therein.

                                                  PRMA III:

     Date:                                        [SIGNATURE APPEARS HERE]
           -------------------                    --------------------------

                                   EXHIBIT B
                         DIAGRAM OF SUBLEASED PREMISES
                         -----------------------------

                              [MAP APPEARS HERE]




                                 ZYNAXIS, INC.

                                 ROOM NUMBERS



                         [_] Space Dedicated to Adoler

                          [_] Space Shared with Ozis